Financial risk management objectives and policies - Schedule of Losses (Gains) Reclassified from Other Comprehensive Income on Cash Flow Hedges to the Consolidated Financial Statements (Details) - Foreign exchange risk - Operating hedge program - Cash flow hedges - CAD ($)
$ in Millions
12 Months Ended
	Apr. 02, 2023	Apr. 03, 2022	Mar. 28, 2021
Disclosure of detailed information about hedges [line items]
Revenue	$ 5.5	$ 3.9	$ 3.3
SG&A expenses	0.1	(0.4)	(0.2)
Inventory	$ 0.8	$ (0.9)	$ (0.9)